UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 30, 2026
Date of Report (date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-11411	41-1790959
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of Principal Executive Offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Polaris Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Board of Directors of the Company, approved an amendment and restatement of the Polaris Inc. 2024 Omnibus Incentive Plan (the “Plan”) that increased the aggregate number of shares of the Company's stock that may be issued under the Plan by 4,580,000 shares, from 4,325,000 shares to 8,905,000 shares. The foregoing description of the Plan, as amended and restated, is qualified in its entirety by reference to the full text of the Plan, a copy of which has been filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2026, the Company held the Annual Meeting. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 17, 2026 (the "Proxy Statement"). Of the 56,615,893 shares of common stock outstanding on the record date of March 9, 2026, 51,080,000 shares were voted at the Annual Meeting. The final voting results and the votes used to determine the results for each proposal under the applicable voting standard (as disclosed in the Proxy Statement, including the treatment and effect of abstentions and broker non-votes) are set forth below.

1.The following nominees were elected as Class II members of the Board of Directors of the Company for three-year terms ending in 2029:

Name	For	Against	Abstain	Broker Non-Votes
George W. Bilicic	39,035,129	4,433,140	292,122	7,319,609
Gary E. Hendrickson	39,057,930	4,405,823	296,638	7,319,609
Gwenne A. Henricks	41,261,458	2,197,635	301,298	7,319,609

The terms of the following directors continued after the Annual Meeting: Darryl R. Jackson, Bernd F. Kessler, Lawrence D. Kingsley, Gwynne E. Shotwell, Michael T. Speetzen, and John P. Wiehoff.

2.The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes
39,166,733	4,275,833	317,825	7,319,609

3.The adoption of the Amended and Restated Polaris Inc. 2024 Omnibus Incentive Plan was approved:

For	Against	Abstain	Broker Non-Votes
37,055,736	6,446,556	258,099	7,319,609

4.The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2026 was ratified:

For	Against	Abstain
49,407,749	1,320,850	351,401

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Amended and Restated Polaris Inc. 2024 Omnibus Incentive Plan (incorporated by reference to Appendix B to the Company's Proxy Statement for the 2026 Annual Meeting of Stockholders filed on March 17, 2026)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 1, 2026
POLARIS INC.

/s/ Matthew S. Winings
Matthew S. Winings
Senior Vice President—General Counsel and Corporate Secretary